UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   December 15, 2007

SKYTRIP HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-52629
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

305 Madison Avenue, Suite 1166

New York, NY 10165

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

917-591-2648

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or before January 15, 2008 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated December 15, 2007 (the "Agreement"), Dr. Leo H. Lin, of Taipei, Taiwan ROC (the "Purchaser"), will purchase 30,713,200 common shares of Skytrip Holdings, Inc., a Delaware corporation (the "Company" or "Registrant") from Mr. William Tay, the sole shareholder, officer and director of the Company.

ITEM 5.01

CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of a Share Purchase Agreement, Purchaser will purchase 30,713,200 shares of the Company's common stock from Mr. Tay, the sole shareholder, officer and director of the Company.

The total of 30,713,200 shares represents 98% of the Company's issued and outstanding common stock.

On or before January 15, 2008, Purchaser will pay a Final Payment of US$62,910 in cash to Mr. Tay, for his shares.

Immediately after the Closing, Purchaser will become the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended.

As part of the Acquisition and pursuant to the Share Purchase Agreement, the following changes to the Company's directors and officers will occur on January 15, 2008:

* William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective January 15, 2008.

* Dr. Leo H. Lin will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of January 15, 2008.

* William Tay will then resign as a member of the Board of Directors of the Company.

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay will resign as the Company's Director effective January 15, 2008. The resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay will resign as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective January 15, 2008.

Dr. Leo H. Lin will be appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director effective on January 15, 2008.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:
None
(b)	Pro Forma Financial Information
None
(c)	Exhibits.

10.1

Share Purchase Agreement dated as of December 15, 2007 between William Tay and Dr. Leo H. Lin.

99.1

Resignation Letter from William Tay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Skytrip Holdings, Inc.

By:	/s/ William Tay
William Tay President and Director

Dated: December 27, 2007